    As Filed with the Securities and Exchange Commission on October 4, 1996
                                                   Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                     FORM S-8
                              REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                             ALLEGIANT BANCORP, INC.
              (Exact name of registrant as specified in charter)

                MISSOURI                                 43-1519382
      (State or other jurisdiction                    (I.R.S. Employer
    of incorporation or organization)              Identification Number)

         7801 FORSYTH BOULEVARD
           ST. LOUIS, MISSOURI                              63105
(Address of principal executive offices)                 (Zip Code)


                 ALLEGIANT BANCORP, INC. 1996 STOCK OPTION PLAN
               ALLEGIANT BANCORP, INC. DIRECTORS STOCK OPTION PLAN
               ALLEGIANT BANCORP, INC. 1994 STOCK OPTION PLAN AND
                 ALLEGIANT BANCORP, INC. 1989 STOCK OPTION PLAN
                           (Full titles of the plans)

                             ---------------------
                                 SHAUN R. HAYES
                                   PRESIDENT
                             ALLEGIANT BANCORP, INC.
                             7801 FORSYTH BOULEVARD
                           ST. LOUIS, MISSOURI  63105
                     (Name and address of agent for service)

                                  (314) 726-5000
        (Telephone number, including area code, of agent for service)

                             ---------------------

                                   Copies to:
                                 THOMAS A. LITZ
                                 THOMPSON COBURN
                              ONE MERCANTILE CENTER
                           ST. LOUIS,  MISSOURI  63101
                                 (314) 552-6072

                             ---------------------

                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                          Amount to be       Proposed Maximum            Proposed Maximum              Amount of
Title of Securities to be Registered       Registered    Offering Price Per Share<F1> Aggregate Offering Price<F1>  Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value            736,026 shares              $11.50                   $8,464,299                $2,918.72
====================================================================================================================================

<F1> Estimated solely for purposes of computing the Registration Fee pursuant to the provisions of Rule 457(h), based upon a price of $11.50 per share, being the average of the high and low prices per share on September 30, 1996 as reported by the National
     Association of Securities Dealers, Inc.

         ALLEGIANT BANCORP, INC. 1996 STOCK OPTION PLAN
       ALLEGIANT BANCORP, INC. DIRECTORS STOCK OPTION PLAN
       ALLEGIANT BANCORP, INC. 1994 STOCK OPTION PLAN AND
         ALLEGIANT BANCORP, INC. 1989 STOCK OPTION PLAN

  PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

     The following documents filed by Allegiant Bancorp, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") are incorporated herein by reference:

       (i) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1995;

      (ii) The Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1996 and June 30, 1996; and

     (iii) The description of the Common Stock set forth in Item 11 of the Company's Registration Statement on Form 10-SB (Reg. No. 0-26350), filed with the SEC on June 30, 1995 and any amendment or report filed for the purpose of updating such description.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently filed document incorporated herein by reference modifies or supersedes such document. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     Where any document or part thereof is incorporated by reference in this Registration Statement, the Company will provide without charge to each person to whom a Prospectus with respect to the Allegiant Bancorp, Inc. 1996 Stock Option Plan, the Allegiant Bancorp, Inc. Directors Stock Option Plan, the Allegiant Bancorp, Inc. 1994 Stock Option Plan or the Allegiant Bancorp, Inc. 1989 Stock Option Plan is delivered, upon written or oral request of such person, a copy of any and all of the information incorporated by reference in the Registration Statement, excluding exhibits unless such exhibits are specifically incorporated by reference.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

     Sections 351.355(1) and (2) of The General and Business Corporation Law of the State of Missouri provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of an action or suit by or in the right of the corporation, the corporation may not indemnify such persons against judgments and fines and no person shall be indemnified as to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that such person is fairly and reasonably entitled to indemnity for proper expenses. Section 351.355(3) provides that, to the extent that a director, officer, employee or agent of the corporation has been successful in the defense of any such action, suit or proceeding or any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection with such action, suit or proceeding. Section
351.355(7) provides that a corporation may provide additional indemnification to any person indemnifiable under subsection (1) or
(2), provided such additional indemnification is authorized by the corporation's articles of incorporation or an amendment thereto or by a shareholder-approved bylaw or agreement, and provided further that no person shall thereby be indemnified against conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct or which involved an accounting for profits pursuant to Section 16(b) of the Exchange
Act.

     Paragraph 12 of the Bylaws of the Company provides that the Company shall extend to its directors and executive officers the indemnification specified in subsections (1) and (2) and the additional indemnification authorized in subsection (7) and that it may extend to other officers, employees and agents such indemnification and additional indemnification.

Item 8.  Exhibits.
         --------

     The following exhibits are filed herewith or incorporated herein by reference:


      4.1 Form of Stock Certificate for Common Stock, filed as
          Exhibit 4.2 to registrant's Registration Statement on
          Form 10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

      4.2 Articles of Incorporation, as amended, of the registrant, filed as Exhibit 3.1 to registrant's
          Registration Statement on Form 10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

      4.3 By-laws of the registrant, filed as Exhibit 3.2 to registrant's Registration Statement on Form 10-SB (Reg.
          No. 0-26350) is hereby incorporated by reference.

      4.4 Allegiant Bancorp, Inc. 1996 Stock Option Plan is filed herewith.

      4.5 Allegiant Bancorp, Inc. Directors Stock Option Plan is filed herewith.

      4.6 Allegiant Bancorp, Inc. 1989 Stock Option Plan is filed herewith.

      4.7 Allegiant Bancorp, Inc. 1994 Stock Option Plan, filed as
          Exhibit 10.7 to registrant's Registration Statement on
          Form 10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

      5.1 Opinion of Thompson Coburn is filed herewith.

     24.1 Consent of Thompson Coburn (included in Exhibit 5.1).

     24.2 Consent of BDO Seidman, L.L.P. is filed herewith.

     25   Power of Attorney (included on Signature Page hereto).


Item 9.  Undertakings.
         ------------

     (a)   The registrant hereby undertakes:

           (1) To file, during any period in which offers and sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution previously disclosed in the registration statement or any material change to such information in the registration statement;

                  Provided, however, that paragraphs (a)(1)(i) and
           (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         *      *      *

                           SIGNATURES

     The Registrant.  Pursuant to the requirements of the
     --------------
Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, State of Missouri, on June 20, 1996.

                              ALLEGIANT BANCORP, INC.


                              By /s/ Marvin S. Wool
                                -------------------------------------
                                Marvin S. Wool
                                Chairman of the Board and
                                Chief Executive Officer


                        POWER OF ATTORNEY

     We, the undersigned officers and directors of Allegiant Bancorp, Inc., hereby severally and individually constitute and appoint Marvin S. Wool and Shaun R. Hayes, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents or each of them to any and all such amendments and instruments.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.


        Signature                      Title                          Date
        ---------                      -----                          ----

 /s/ Marvin S. Wool            Chairman of the Board,             June 20, 1996
-----------------------------  Chief Executive Officer,
Marvin S. Wool                 and Director
Principal Executive Officer


 /s/ Shaun R. Hayes            President and Director             June 20, 1996
-----------------------------
Shaun R. Hayes
Principal Financial Officer


 /s/ S. Kay Weber              Assistant Secretary                June 20, 1996
-----------------------------
S. Kay Weber
Principal Accounting Officer




        Signature                      Title                          Date
        ---------                      -----                          ----

 /s/ Kevin R. Farrell          Secretary and Director             June 20, 1996
-----------------------------
Kevin R. Farrell


 /s/ C. Virginia Kirkpatrick   Director                           June 20, 1996
-----------------------------
C. Virginia Kirkpatrick


 /s/ Leon A. Felman            Director                           June 20, 1996
-----------------------------
Leon A. Felman


 /s/ John T. Straub            Director                           June 20, 1996
-----------------------------
John T. Straub


 /s/ Less S. Wielansky         Director                           June 20, 1996
-----------------------------
Lee S. Wielansky


 /s/ Charles E. Polk           Director                           June 20, 1996
-----------------------------
Charles E. Polk


 /s/ Leland B. Curtis          Director                           June 20, 1996
-----------------------------
Leland B. Curtis


                                       EXHIBIT INDEX
                                       -------------

Exhibit No.                                                                Page
-----------                                                                ----

   4.1  Form of Stock Certificate for Common Stock, filed as
        Exhibit 4.2 to registrant's Registration Statement on Form
        10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

   4.2 Articles of Incorporation, as amended, of the registrant, filed as Exhibit 3.1 to registrant's Registration
        Statement on Form 10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

   4.3 By-laws of the registrant, filed as Exhibit 3.2 to registrant's Registration Statement on Form 10-SB (Reg.
        No. 0-26350) is hereby incorporated by reference.

   4.4 Allegiant Bancorp, Inc. 1996 Stock Option Plan is filed herewith.

   4.5 Allegiant Bancorp, Inc. Directors Stock Option Plan is filed herewith.

   4.6 Allegiant Bancorp, Inc. 1989 Stock Option Plan is filed herewith.

   4.7  Allegiant Bancorp, Inc. 1994 Stock Option Plan, filed as
        Exhibit 10.7 to registrant's Registration Statement on
        Form 10-SB (Reg. No. 0-26350) is hereby incorporated by reference.

   5.1  Opinion of Thompson Coburn.

  24.1  Consent of Thompson Coburn (included in Exhibit 5.1).

  24.2  Consent of BDO Seidman, L.L.P.

  25    Power of Attorney (included on Signature Page hereto).